Exhibit 99.1

Confluent Announces Second Quarter 2024 Financial Results

•
Subscription revenue of $225 million, up 27% year over year
•
Confluent Cloud revenue of $117 million, up 40% year over year
•
1,306 customers with $100,000 or greater in ARR, up 14% year over year

MOUNTAIN VIEW, Calif. -- July 31, 2024 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its second quarter of 2024, ended June 30, 2024.

“Confluent had a solid second quarter, demonstrated by 40% year-over-year revenue growth for Confluent Cloud and our largest sequential increase in total customer count in two years,” said Jay Kreps, co-founder and CEO, Confluent. “Confluent’s complete data streaming platform has never been more critical and relevant in helping organizations thrive in the modern world. We are more confident than ever in our ability to drive durable long-term growth.”

“We delivered solid subscription revenue growth and substantial operating margin and free cash flow expansions in the second quarter,” said Rohan Sivaram, CFO, Confluent. “As we continue to execute on our consumption transformation, we remain focused on driving efficient growth and delivering breakeven for non-GAAP operating margin and free cash flow margin for 2024.”

Second Quarter 2024 Financial Highlights

(In millions, except per share data and percentages)

	Q2 2024	Q2 2023	Y/Y Change
Subscription Revenue	$224.7	$176.5	27%
Total Revenue	$235.0	$189.3	24%
GAAP Operating Loss	$(108.3)	$(119.4)	$11.1
Non-GAAP Operating Income (Loss)	$1.3	$(17.3)	$18.6
GAAP Operating Margin	(46.1%)	(63.1%)	17.0 pts
Non-GAAP Operating Margin	0.6%	(9.2%)	9.7 pts
GAAP Net Loss Per Share	$(0.28)	$(0.35)	$0.07
Non-GAAP Net Income Per Diluted Share	$0.06	$0.00	$0.06
Net Cash Provided by (Used in) Operating Activities	$8.6	$(29.1)	$37.7
Free Cash Flow	$2.7	$(35.2)	$37.9
Free Cash Flow Margin	1.2%	(18.6%)	19.8 pts

Financial Outlook

For the third quarter and fiscal year 2024, Confluent expects:

	Q3 2024 Outlook	FY 2024 Outlook
Subscription Revenue	$233-$234 million	$910 million
Non-GAAP Operating Margin	0%	0%
Non-GAAP Net Income Per Share	$0.05	$0.20

A reconciliation of forward-looking non-GAAP operating margin, free cash flow margin and non-GAAP net income per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation-related charges, which include stock-based compensation expenses, employer payroll taxes on employee stock transactions, and amortization of stock-based compensation capitalized in internal-use software, are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s second quarter 2024 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its X (Twitter), LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding (i) our financial outlook, including expected total revenue, subscription revenue, Confluent Cloud revenue, non-GAAP operating margin, free cash flow margin, non-GAAP net income per share, net dilution, revenue mix, Confluent Cloud and data streaming platform growth, operating margins and margin improvements, targeted or anticipated gross and operating margin levels, earnings per share levels and improvements, in-product optimizations of Confluent Cloud, continued business momentum, and expected revenue and consumption growth rate and efficient growth, (ii) our market and category leadership position, (iii) our expected investments in research and development and go-to-market functions and anticipated effectiveness and timing of product innovation, features and functionalities, (iv) our ability to drive efficient growth and rate and pace of investments, including expected capital allocation, (v) our expectations and trends relating to growth of our DSP products and Confluent

Cloud, including following our reorientation of our go-to-market strategy and model around customer consumption, (vi) rates of Confluent Cloud consumption and demand for and retention of data streaming platforms like Confluent in the face of scrutiny on IT spending, (vii) continued high interest rates and macroeconomic uncertainty as well as our expectations regarding the effects of macroeconomic pressure and volatility on overall consumption levels and growth rates of Confluent Cloud, IT spending, our go-to-market motion, durability of our offering with customers, and customer use case expansion, as well as potential benefits to our business and growth following any improvements to the macroeconomic environment, (viii) our pricing, our win rate and deal cycles and customer behaviors, such as budget scrutiny and preferences for consumption rather than large upfront commitments, (ix) customer growth, retention and engagement, (x) ability for Confluent Cloud to provide cost savings for users and customers, including lower total cost of ownership, and drive greater monetization of the open source Kafka user base as a result, (xi) increased adoption of our offering and fully managed solutions for data streaming in general, including from customers building generative AI applications, (xii) dependence of businesses on data in motion, (xiii) growth in and growth rate of revenue, customers, dollar-based net retention rate, and gross retention rate, (xiv) our ability to increase engagement of customers for Confluent and expand customer cohorts, (xv) our market opportunity, (xvi) our ability to successfully reorient our go-to-market strategy and model around customer consumption as well as the timing, anticipated benefits, and overall effectiveness of such transition for our business, future durable and efficient growth, and ability to capture our market opportunity, (xvii) our go-to-market strategy, (xviii) our product differentiation and market acceptance of our products, including over open source alternatives, (xix) our strategy and expected results and market acceptance for our Flink offering and our DSP products, (xx) our expectations for market acceptance, direction and growth of stream processing, its potential to accelerate adoption of our platform and growth of our business, and our ability and positioning to capture this market, (xxi) our expectations of meeting near-term and mid-term financial targets, (xxii) our expectations regarding the generative AI landscape and our offering, including expectations of customers and partners using our offering for generative AI use cases, (xxiii) our expectations of relevance of certain key financial and operating metrics, and (xxiv) our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, (iii) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, including by addressing customer consumption preferences, successfully add new features and functionality to our offering, and partner with our customers to help them realize increased value in Confluent in an efficient and sustainable manner, (iv) our ability to successfully execute our go-to-market strategy and initiatives, including as we reorient our go-to-market strategy and model around customer consumption, (v) our ability to attract new customers and successfully ramp their consumption of our offering, as well as retain and sell additional features and services to our existing customers, (vi) uncertain macroeconomic conditions, including high inflation, high interest rates, bank failures, supply chain challenges, geopolitical events, recessionary risks, and exchange rate fluctuations, which have resulted and may continue to result in reduced consumption of Confluent Cloud, volatility in consumption, including due to customer focus on cloud cost controls and increased efficiency, customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, generally increased scrutiny on IT spending from existing and potential customers, or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, (vii) our ability to achieve profitability and improve margins annually, by our expected timelines or at all, (viii) the estimated addressable market opportunity for our offering, including our Flink offering and stream processing, and our ability to capture our share of that market opportunity, (ix) our ability to compete effectively in an increasingly competitive market, (x) our ability to attract, ramp, and retain highly qualified personnel, including as we reorient our go-to-market strategy and model around customer consumption, and the impacts of sales personnel attrition and levels of ramped capacity in our sales organization, (xi) breaches in our security measures, intentional or accidental cybersecurity incidents or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, (xiii) public sector budgetary cycles and funding reductions or delays, (xiv) our ability to accurately forecast our future performance, business and growth, and (xv) general market, political, economic, and business conditions. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, and general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share as the respective GAAP measures, adjusted for, as applicable, stock-based compensation-related charges which include stock-based compensation expense, employer taxes on employee stock transactions and amortization of stock-based compensation capitalized in internal-use software; amortization of acquired intangibles; acquisition-related expenses; restructuring and other related charges; amortization of debt issuance costs; and income tax effects associated with these adjustments as well as the non-recurring income tax expense or benefit associated with acquisitions. Non-GAAP gross margin and non-GAAP operating margin are defined as non-GAAP gross profit and non-GAAP operating income (loss) as a percentage of revenue, respectively. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Definition

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Justin Dorff

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$311,328	$349,761
Marketable securities	1,619,853	1,551,009
Accounts receivable, net	257,485	229,962
Deferred contract acquisition costs	44,433	43,937
Prepaid expenses and other current assets	74,135	76,986
Total current assets	2,307,234	2,251,655
Property and equipment, net	66,791	54,012
Operating lease right-of-use assets	9,997	10,061
Goodwill and intangible assets, net	54,487	55,490
Deferred contract acquisition costs, non-current	74,251	75,815
Other assets, non-current	15,706	13,776
Total assets	$2,528,466	$2,460,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,990	$6,714
Accrued expenses and other liabilities	166,777	141,847
Operating lease liabilities	10,574	7,890
Deferred revenue	328,845	330,570
Total current liabilities	520,186	487,021
Operating lease liabilities, non-current	12,566	17,391
Deferred revenue, non-current	19,608	22,436
Convertible senior notes, net	1,090,219	1,088,313
Other liabilities, non-current	12,023	35,233
Total liabilities	1,654,602	1,650,394
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	2	2
Class B common stock	1	1
Additional paid-in capital	2,702,980	2,453,293
Accumulated other comprehensive (loss) income	(2,101)	1,270
Accumulated deficit	(1,827,018)	(1,644,151)
Total stockholders’ equity	873,864	810,415
Total liabilities and stockholders’ equity	$2,528,466	$2,460,809

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Subscription	$224,702	$176,488	$431,604	$337,055
Services	10,284	12,797	20,619	26,532
Total revenue	234,986	189,285	452,223	363,587
Cost of revenue:
Subscription(1)	52,863	44,188	101,218	87,093
Services(1)	12,118	13,732	24,984	28,971
Total cost of revenue	64,981	57,920	126,202	116,064
Gross profit	170,005	131,365	326,021	247,523
Operating expenses:
Research and development(1)	106,060	85,677	203,631	170,567
Sales and marketing(1)	132,865	127,770	264,217	256,394
General and administrative(1)	39,429	36,343	77,873	71,698
Restructuring and other related charges	-	943	-	34,325
Total operating expenses	278,354	250,733	545,721	532,984
Operating loss	(108,349)	(119,368)	(219,700)	(285,461)
Other income, net	21,853	17,610	42,703	32,795
Loss before income taxes	(86,496)	(101,758)	(176,997)	(252,666)
Provision for income taxes	3,404	1,667	5,870	3,314
Net loss	$(89,900)	$(103,425)	$(182,867)	$(255,980)
Net loss per share, basic and diluted	$(0.28)	$(0.35)	$(0.58)	$(0.87)
Weighted-average shares used to compute net loss per share, basic and diluted	319,415,586	297,827,200	316,809,384	294,862,197

(1) Includes stock-based compensation-related charges* as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue - subscription	$9,292	$7,179	$17,197	$13,828
Cost of revenue - services	2,338	3,253	5,056	6,120
Research and development	41,866	36,726	83,290	68,410
Sales and marketing	35,332	34,377	71,112	63,947
General and administrative	15,872	14,223	31,030	26,405
Total stock-based compensation-related charges	$104,700	$95,758	$207,685	$178,710

* Represents stock-based compensation expense, employer taxes on employee stock transactions, and amortization of stock-based compensation capitalized in internal-use software. We began excluding amortization of stock-based compensation capitalized in internal-use software from our non-GAAP measures starting with the quarter ended March 31, 2024. The amounts of amortization of stock-based compensation capitalized in internal-use software were immaterial in both current and prior periods.

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(89,900)	$(103,425)	$(182,867)	$(255,980)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	5,842	3,256	10,153	6,378
Net accretion of discounts on marketable securities	(9,871)	(10,588)	(20,267)	(19,721)
Amortization of debt issuance costs	953	950	1,906	1,889
Amortization of deferred contract acquisition costs	13,334	11,053	26,096	21,537
Non-cash operating lease costs	969	977	1,854	2,184
Lease abandonment charges	-	-	-	15,667
Stock-based compensation, net of amounts capitalized	99,107	92,159	194,429	171,448
Deferred income taxes	(273)	5	342	10
Other	361	572	1,210	851
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(58,018)	(19,361)	(28,658)	(11,293)
Deferred contract acquisition costs	(15,296)	(13,806)	(25,028)	(23,966)
Prepaid expenses and other assets	3,703	(9,198)	1,774	(6,057)
Accounts payable	11,987	(7,395)	7,055	(18,720)
Accrued expenses and other liabilities	46,893	24,109	3,141	7,552
Operating lease liabilities	(1,994)	(1,756)	(3,929)	(3,754)
Deferred revenue	793	3,388	(4,575)	5,143
Net cash provided by (used in) operating activities	8,590	(29,060)	(17,364)	(106,832)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(4,776)	(5,330)	(10,315)	(9,886)
Purchases of marketable securities	(455,883)	(546,408)	(899,190)	(999,764)
Sales of marketable securities	12,744	-	12,744	-
Maturities of marketable securities	403,489	523,606	835,756	975,383
Purchases of investments in privately-held companies	(1,000)	-	(1,000)	-
Purchases of property and equipment	(1,105)	(809)	(1,291)	(1,355)
Cash paid for business combinations, net of cash acquired	-	-	-	(45,802)
Net cash used in investing activities	(46,531)	(28,941)	(63,296)	(81,424)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	13,096	27,492	27,497	48,272
Repurchases of unvested common stock	-	-	-	(223)
Proceeds from issuance of common stock under employee stock purchase plan	-	-	15,603	17,172
Net cash provided by financing activities	13,096	27,492	43,100	65,221
Effect of exchange rate changes on cash and cash equivalents	(200)	(308)	(873)	(103)
Net decrease in cash and cash equivalents	(25,045)	(30,817)	(38,433)	(123,138)
Cash and cash equivalents at beginning of period	336,373	343,460	349,761	435,781
Cash and cash equivalents at end of period	$311,328	$312,643	$311,328	$312,643

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$170,005	$131,365	$326,021	$247,523
Total gross margin on a GAAP basis	72.3%	69.4%	72.1%	68.1%
Add: Stock-based compensation-related charges	11,630	10,432	22,253	19,948
Add: Amortization of acquired intangibles	501	127	1,003	240
Non-GAAP total gross profit	$182,136	$141,924	$349,277	$267,711
Non-GAAP total gross margin	77.5%	75.0%	77.2%	73.6%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$106,060	$85,677	$203,631	$170,567
Research and development operating expense as a percentage of total revenue on a GAAP basis	45.1%	45.3%	45.0%	46.9%
Less: Stock-based compensation-related charges	41,866	36,726	83,290	68,410
Less: Acquisition-related expenses	4,472	3,841	8,834	11,521
Non-GAAP research and development operating expense	$59,722	$45,110	$111,507	$90,636
Non-GAAP research and development operating expense as a percentage of total revenue	25.4%	23.8%	24.7%	24.9%

Sales and marketing operating expense on a GAAP basis	$132,865	$127,770	$264,217	$256,394
Sales and marketing operating expense as a percentage of total revenue on a GAAP basis	56.5%	67.5%	58.4%	70.5%
Less: Stock-based compensation-related charges	35,332	34,377	71,112	63,947
Less: Acquisition-related expenses	-	1,076	-	2,152
Non-GAAP sales and marketing operating expense	$97,533	$92,317	$193,105	$190,295
Non-GAAP sales and marketing operating expense as a percentage of total revenue	41.5%	48.8%	42.7%	52.3%

General and administrative operating expense on a GAAP basis	$39,429	$36,343	$77,873	$71,698
General and administrative operating expense as a percentage of total revenue on a GAAP basis	16.8%	19.2%	17.2%	19.7%
Less: Stock-based compensation-related charges	15,872	14,223	31,030	26,405
Less: Acquisition-related expenses	6	281	231	842
Non-GAAP general and administrative operating expense	$23,551	$21,839	$46,612	$44,451
Non-GAAP general and administrative operating expense as a percentage of total revenue	10.0%	11.5%	10.3%	12.2%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of GAAP operating loss to non-GAAP operating income (loss):
Operating loss on a GAAP basis	$(108,349)	$(119,368)	$(219,700)	$(285,461)
GAAP operating margin	(46.1%)	(63.1%)	(48.6%)	(78.5%)
Add: Stock-based compensation-related charges	104,700	95,758	207,685	178,710
Add: Amortization of acquired intangibles	501	127	1,003	240
Add: Acquisition-related expenses	4,478	5,198	9,065	14,515
Add: Restructuring and other related charges	-	943	-	34,325
Non-GAAP operating income (loss)	$1,330	$(17,342)	$(1,947)	$(57,671)
Non-GAAP operating margin	0.6%	(9.2%)	(0.4%)	(15.9%)

Reconciliation of GAAP net loss to non-GAAP net income (loss):
Net loss on a GAAP basis	$(89,900)	$(103,425)	$(182,867)	$(255,980)
Add: Stock-based compensation-related charges	104,700	95,758	207,685	178,710
Add: Amortization of acquired intangibles	501	127	1,003	240
Add: Acquisition-related expenses	4,478	5,198	9,065	14,515
Add: Restructuring and other related charges	-	943	-	34,325
Add: Amortization of debt issuance costs	953	950	1,906	1,889
Add: Income tax effects and adjustments	(175)	507	(435)	869
Non-GAAP net income (loss)	$20,557	$58	$36,357	$(25,432)
Non-GAAP net income (loss) per share, basic	$0.06	$0.00	$0.11	$(0.09)
Non-GAAP net income (loss) per share, diluted	$0.06	$0.00	$0.10	$(0.09)
Weighted-average shares used to compute non-GAAP net income (loss) per share, basic	319,415,586	297,827,200	316,809,384	294,862,197
Weighted-average shares used to compute non-GAAP net income (loss) per share, diluted	354,236,764	339,296,142	352,216,317	294,862,197

The following table presents a reconciliation of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$8,590	$(29,060)	$(17,364)	$(106,832)
Capitalized internal-use software costs	(4,776)	(5,330)	(10,315)	(9,886)
Capital expenditures	(1,105)	(809)	(1,291)	(1,355)
Free cash flow	$2,709	$(35,199)	$(28,970)	$(118,073)
Free cash flow margin	1.2%	(18.6%)	(6.4%)	(32.5%)
Net cash used in investing activities	$(46,531)	$(28,941)	$(63,296)	$(81,424)
Net cash provided by financing activities	$13,096	$27,492	$43,100	$65,221